                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                November 16, 2004

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

         RHODE ISLAND                                  05-0318215
         (STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION
         INCORPORATION OR ORGANIZATION)                NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November  16,  2004,  Astro-Med,  Inc.  (the  "Company")  issued a press release in which it disclosed unaudited financial  information related to fiscal
2005 third quarter  consolidated  earnings. A copy of the press release relating to such  announcement,  dated  November 16, 2004, is attached  hereto as Exhibit
99.1 and is incorporated herein by reference.

     This information  shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act"),  or incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibit

Exhibit no.     Exhibit

99.1            Press Release dated November 16, 2004

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: November 17, 2004                              ASTRO-MED, INC.

                                               By:  /s/ Joseph P. O'Connell
                                                  ------------------------------
                                                        Joseph P. O'Connell
                                                        Vice President, Treasurer
                                                        and Chief Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit
          -----------                       -------

          99.1                              Press Release Dated November 16, 2004